                   FORM OF ELECTION AND LETTER OF TRANSMITTAL

 To accompany certificates representing shares of common stock ("Kuhlman Common
                                    Stock"),
                         par value $1.00 per share, of

            KUHLMAN CORPORATION, A DELAWARE CORPORATION ("KUHLMAN")

when submitted pursuant to an election to receive (i) cash or (ii) shares of common stock, par value $0.01 per share ("Borg-Warner Automotive Common Stock"), of Borg-Warner Automotive, Inc., a Delaware corporation ("Borg-Warner Automotive"), in connection with the Agreement and Plan of Merger dated as of December 17, 1998 (the "Merger Agreement") among Borg-Warner Automotive, BWA Merger Corp., a Delaware corporation and a wholly owned subsidiary of Borg-Warner Automotive ("Merger Sub"), and Kuhlman, pursuant to which Merger Sub will be merged with and into Kuhlman (the "Merger"). All references herein to Borg-Warner Automotive Common Stock and Kuhlman Common Stock shall include the preferred stock purchase rights associated with such common stock.

                     The Exchange Agent for the Merger is:

                         HARRIS TRUST AND SAVINGS BANK

             By Mail:                   Facsimile Transmission:         By Hand or Overnight Courier:
                                    (for Eligible Institutions only)
  Harris Trust and Savings Bank                                         Harris Trust and Savings Bank
     c/o Harris Trust Company                (212) 701-7636                c/o Harris Trust Company
           of New York                                                           of New York
       Wall Street Station                                                      Receive Window
          P.O. Box 1023                                                       Wall Street Plaza
     New York, NY 10268-1023                                              88 Pine Street, 19th Floor
                                                                              New York, NY 10005

                          For Confirmation Telephone:
                                 (212) 701-7624

                    The Information Agent for the Merger is:

                        [GEORGESON & COMPANY INC. LOGO]
                               Wall Street Plaza
                               New York, NY 10005
                     Banks and Brokers Call: (212) 440-9800
                        All Others Call: (800) 223-2064

--------------------------------------------------------------------------------------------------------------
                  BOX A: ELECTION AND DESCRIPTION OF SHARES OF KUHLMAN COMMON STOCK ENCLOSED
                       (Attach additional sheets if necessary; check one Election only)
                            See "Special Election Instructions" and Instruction 3.
 Any Election you make will also apply to shares held under the Kuhlman Dividend Investment Plan (the "DIP").
                                             See Instruction 13.
                                                 CHOOSE ONE:
                          [ ]  STOCK ELECTION    [ ]  CASH ELECTION    [ ]  NON-ELECTION
--------------------------------------------------------------------------------------------------------------
          NAME AND ADDRESS OF REGISTERED HOLDER(S)                                        NUMBER OF SHARES
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEARS           CERTIFICATE             REPRESENTED BY
                     ON CERTIFICATE(S))                               NUMBER              EACH CERTIFICATE
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                   TOTAL NUMBER
                                                                    OF SHARES
--------------------------------------------------------------------------------------------------------------

     DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

     TO BE EFFECTIVE, THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR STOCK CERTIFICATES (OR A GUARANTEE OF DELIVERY OF SUCH STOCK CERTIFICATES AS SET FORTH IN INSTRUCTION 7), MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE ELECTION DEADLINE SPECIFIED BELOW.

             PLEASE READ THE INSTRUCTIONS IN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING
                THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL

     THE ELECTION DEADLINE IS 5:00 P.M. (EASTERN TIME) ON FEBRUARY 26, 1999, WHICH DATE MAY BE EXTENDED BY KUHLMAN AND BORG-WARNER AUTOMOTIVE IF THEY DO NOT EXPECT TO COMPLETE THE MERGER WITHIN ONE WEEK AFTER THE KUHLMAN SPECIAL MEETING. A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR KUHLMAN STOCK CERTIFICATES (OR A GUARANTEE OF DELIVERY) (EACH AS DEFINED BELOW), MUST BE RECEIVED BY THE EXCHANGE AGENT AT OR PRIOR TO THE ELECTION DEADLINE IN ORDER FOR ANY CASH ELECTION OR STOCK ELECTION (AS SUCH TERMS ARE DEFINED BELOW) MADE HEREBY TO BE VALID. THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL SHOULD BE RETURNED IN THE ENCLOSED BROWN KRAFT ENVELOPE. IF A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR KUHLMAN STOCK CERTIFICATES (OR A GUARANTEE OF DELIVERY), IS NOT RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE, YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION WITH RESPECT TO YOUR SHARES, AND THE FORM OF MERGER CONSIDERATION THAT YOU WILL BE ENTITLED TO RECEIVE WILL BE DETERMINED BY THE PROVISIONS OF THE MERGER AGREEMENT. IF YOU FAIL TO INDICATE A CASH ELECTION OR STOCK ELECTION IN BOX A ABOVE YOU WILL BE DEEMED TO HAVE INDICATED A NON-ELECTION. IF YOUR KUHLMAN STOCK CERTIFICATES ARE NOT AVAILABLE AT THE TIME YOU SEND A FORM OF ELECTION TO THE EXCHANGE AGENT, YOU MAY INSTEAD PROVIDE A GUARANTEE OF DELIVERY OF YOUR KUHLMAN STOCK CERTIFICATES AS SET FORTH IN INSTRUCTION 7, IN WHICH CASE YOU MUST, WITHIN THREE TRADING DAYS THEREAFTER, DELIVER TO THE EXCHANGE AGENT THE KUHLMAN STOCK CERTIFICATES REPRESENTING THE SHARES IN RESPECT OF WHICH AN ELECTION IS BEING MADE.

     Copies of the Proxy Statement/Prospectus relating to the Merger (the "Proxy Statement/Prospectus"), as well as extra copies of this Form of Election and Letter of Transmittal, may be requested from Georgeson & Company Inc., the Information Agent, at the toll-free phone number shown above, or from the Exchange Agent at the addresses shown above. The return of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of your receipt of the Proxy Statement/Prospectus.

     IF YOUR STOCK CERTIFICATE(S) HAVE BEEN LOST, STOLEN OR DESTROYED AND YOU REQUIRE ASSISTANCE IN REPLACING THEM, SEE INSTRUCTION 12 BELOW. YOU CANNOT SUBMIT AN EFFECTIVE FORM OF ELECTION AND LETTER OF TRANSMITTAL WITHOUT ATTACHING YOUR STOCK CERTIFICATE(S) (OR A GUARANTEE OF DELIVERY) TO THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL. THEREFORE, IF YOU WISH TO MAKE AN EFFECTIVE ELECTION, IT IS CRITICAL THAT YOU ACT IMMEDIATELY TO OBTAIN REPLACEMENT STOCK CERTIFICATES. IF YOU SUBMIT A GUARANTEE OF DELIVERY, THE KUHLMAN STOCK CERTIFICATES REPRESENTING THE SHARES IN RESPECT OF WHICH AN ELECTION IS BEING MADE MUST BE DELIVERED WITHIN THREE TRADING DAYS THEREAFTER.

Ladies and Gentlemen:

     Pursuant to the Merger Agreement and subject to the proration procedures included therein and described in the Proxy Statement/Prospectus, the undersigned hereby surrenders to you, as exchange agent (the "Exchange Agent"), certificate(s) representing (or, if such certificates are received after the effective time of the Merger (the "Effective Time"), formerly representing) all of the shares of Kuhlman Common Stock (each such certificate, a "Kuhlman Stock Certificate") listed in Box A above and hereby elects to have each of such shares of Kuhlman Common Stock represented by such Kuhlman Stock Certificates converted into the right: (i) to receive $39.00 in cash, without interest (a "Cash Election"), (ii) to receive $39.00 worth of Borg-Warner Automotive Common Stock (a "Stock Election") or (iii) to indicate no preference as between the Cash Election or Stock Election (a "Non-Election," and any Cash Election, Stock Election or Non-Election, an "Election"). In determining the number of shares of Borg-Warner Automotive Common Stock to be received by Kuhlman stockholders for each of their shares of Kuhlman Common Stock, the shares will be valued at the average of the daily high and low sales prices of shares of Borg-Warner Automotive Common Stock on the New York Stock Exchange during the 20 consecutive trading days immediately preceding the third trading date prior to the closing date of the Merger. In addition, it is understood that the Exchange Agent will pay cash in lieu of any fractional shares of Borg-Warner Automotive Common Stock otherwise issuable in connection with the Merger. Any cash (excluding cash received in lieu of fractional shares) and Borg-Warner Automotive Common Stock received by holders of Kuhlman Common Stock in connection with the Merger is hereinafter referred to as "Cash Consideration" and "Stock Consideration," respectively. The Cash Consideration, Stock Consideration and cash paid in lieu of fractional shares are collectively referred to as the "Merger Consideration."

     The undersigned understands that an Election is subject to certain terms, conditions and limitations that have been set forth in the Merger Agreement including, but not limited to, the fact that only 3,846,154 shares of Kuhlman Common Stock (approximately 22% of the outstanding shares of Kuhlman Common Stock as of January 19, 1999) will be converted into the right to receive Borg-Warner Automotive Common Stock in the Merger and the remaining outstanding shares of Kuhlman Common Stock will be converted into the right to receive cash in the Merger. THE UNDERSIGNED ACKNOWLEDGES THAT THE MERGER AGREEMENT PROVIDES FOR PRORATION IF EITHER OF THE FOREGOING LIMITATIONS WOULD OTHERWISE BE EXCEEDED, WITH THE RESULT THAT THE UNDERSIGNED MAY RECEIVE A MIX OF CASH AND BORG-WARNER AUTOMOTIVE COMMON STOCK THAT DIFFERS FROM THE ELECTION MADE HEREBY.

     If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election covers all of the shares of Kuhlman Common Stock owned by the undersigned in a representative or fiduciary capacity for such particular beneficial owner.

     The undersigned hereby represents and warrants that the undersigned is as of the date hereof, and will be as of the Effective Time, the registered holder of the shares of Kuhlman Common Stock represented by the Kuhlman Stock Certificate(s) surrendered herewith, with good title to such shares of Kuhlman Common Stock and full power and authority (i) to sell, assign and transfer such shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such shares of Kuhlman Common Stock. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the Instructions hereto. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                         SPECIAL ELECTION INSTRUCTIONS

     The appropriate box must be checked in Box A above in order to make a Cash Election or Stock Election. The box indicating a Non-Election may be checked by those wishing to make a Non-Election, but any Form of Election and Letter of Transmittal received by the Exchange Agent without any checked election box or with more than one checked election box will be treated as indicating a Non-Election.

     Your choice of Election is as follows:

                                         WHAT YOU WILL RECEIVE, SUBJECT TO
                                           PRORATION, FOR EACH SHARE OF
               ELECTION                        KUHLMAN COMMON STOCK
               --------                  ---------------------------------
Cash Election..........................  $39.00 in cash, without interest
Stock Election.........................  $39.00 worth of Borg-Warner
                                         Automotive Common Stock, valued
                                         as described above

     ALL ELECTIONS ARE SUBJECT TO THE PRORATION PROCEDURES SET FORTH IN SECTION
2.2 OF THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED TO THE PROXY STATEMENT/PROSPECTUS AS APPENDIX A. THE PRORATION PROCEDURES ARE DESCRIBED IN INSTRUCTION 3 AND UNDER THE CAPTION "THE MERGER AGREEMENT -- CONVERSION OF SHARES OF KUHLMAN COMMON STOCK" IN THE PROXY STATEMENT/PROSPECTUS. YOU ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.

     ALL HOLDERS OF KUHLMAN COMMON STOCK WISHING TO MAKE A CASH ELECTION OR STOCK ELECTION MUST DELIVER TO THE EXCHANGE AGENT A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL PRIOR TO THE ELECTION DEADLINE (WHICH WILL BE 5:00 P.M. (EASTERN TIME) ON FEBRUARY 26, 1999, UNLESS KUHLMAN AND BORG-WARNER AUTOMOTIVE PUBLICLY ANNOUNCE AN EXTENSION OF THE ELECTION DEADLINE, WHICH THEY WILL DO IF THEY DO NOT EXPECT TO COMPLETE THE MERGER WITHIN ONE WEEK OF THE KUHLMAN SPECIAL MEETING). ALL HOLDERS SUBMITTING A FORM OF ELECTION AND LETTER OF TRANSMITTAL THAT IS RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE WILL BE DEEMED TO HAVE MADE A NON-ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM.

     The Exchange Agent reserves the right to deem that you have checked the "Non-Election" box if:

          A. No Election choice is indicated in Box A above;

          B. More than one Election choice is indicated in Box A above;

          C. You fail to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit your Kuhlman Stock Certificate(s) or a Guarantee of Delivery) or otherwise fail properly to make an Election;

          D. A completed Form of Election and Letter of Transmittal (including submission of your Kuhlman Stock Certificate(s) or a Guarantee of Delivery) is not actually received by the Exchange Agent prior to the Election Deadline; or

          E. You return this Form of Election and Letter of Transmittal with a Guarantee of Delivery but do not deliver the Kuhlman Stock Certificates representing the shares in respect of which an Election is being made within three trading days thereafter.

     Notwithstanding anything to the contrary in this Form of Election and Letter of Transmittal, Borg-Warner Automotive reserves the right, which it may delegate in whole or in part to the Exchange Agent, to waive any flaws in a completed Form of Election and Letter of Transmittal but shall be under no obligation to do so.

     In order to receive the Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Kuhlman Stock Certificate(s) or a Guarantee of Delivery to the Exchange Agent at either of the addresses set forth above. In order to make an Election properly, these actions must be taken in a timely fashion such that the Form of Election and Letter of Transmittal and other required documents are received by the Exchange Agent prior to the Election Deadline.

     The method of delivery of the Kuhlman Stock Certificates and all other required documents is at the election and risk of the holder of shares of Kuhlman Common Stock. If you choose to send the Kuhlman Stock Certificates by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested. Delivery of Kuhlman Stock Certificates will be deemed effective and risk of loss with respect to such Kuhlman Stock Certificates will pass only when such Kuhlman Stock Certificates are actually received by the Exchange Agent.

     Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed certificates, the Merger Consideration will be delivered in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the Merger Consideration will be mailed to the undersigned at the address shown in Box A above. In the event that both the "Special Delivery Instructions" and the "Special Issuance and Payment Instructions" are completed, the Merger Consideration will be issued in the name of, and will be mailed to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration. In addition, appropriate signature guarantees must be included with respect to shares of Kuhlman Common Stock for which Special Issuance and Payment Instructions are given.

     CONSUMMATION OF THE MERGER IS SUBJECT TO THE REQUIRED APPROVAL OF THE STOCKHOLDERS OF KUHLMAN AND TO THE SATISFACTION OF CERTAIN OTHER CONDITIONS. NO PAYMENTS RELATED TO ANY SURRENDER OF KUHLMAN STOCK CERTIFICATES WILL BE MADE PRIOR TO THE EFFECTIVE TIME.

     In the event that the Merger Agreement is terminated, the Exchange Agent will promptly return Kuhlman Stock Certificates previously submitted with any Form of Election and Letter of Transmittal. In such event, shares of Kuhlman Common Stock held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, certificates representing shares of Kuhlman Common Stock held of record directly by the beneficial owners of such shares of Kuhlman Common Stock will be returned as promptly as practicable by first class, insured mail.

     The allocation of shares of Borg-Warner Automotive Common Stock, cash or a combination thereof to be received by holders of Kuhlman Common Stock will be effectuated within five business days after the Election Deadline. As a result, it is expected that the final determination of the Merger Consideration to which a holder of Kuhlman Common Stock is entitled will take place on or around March 5, 1999. The Merger Consideration is expected to be mailed promptly after the later of (1) such determination or (2) the Effective Time.

          ------------------------------------------------------------

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                     (SEE INSTRUCTIONS 1, 5, 6, 10 AND 11)

        To be completed ONLY if the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, is to be issued in the name of, and mailed to, someone other than the undersigned.

   Issue the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   If you complete this box, you will need a signature guarantee by an eligible institution. See Instruction 6.

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 11)

        To be completed ONLY if the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares, as the case may be, issued in the name of the undersigned is to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown in Box A above.

   Mail the certificate representing the Stock Consideration and/or the check representing the Cash Consideration or cash in lieu of fractional shares to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   Check this box if this is a permanent change of address. [ ]

          ------------------------------------------------------------

     The undersigned represents and warrants that the undersigned has full power and authority to transfer the shares of Kuhlman Common Stock surrendered hereby and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the shares are accepted for exchange by the Exchange Agent. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Borg-Warner Automotive to be necessary and desirable to complete the transfer of the shares of Kuhlman Common Stock surrendered hereby.

Dated:
---------------------------------------------

                                PLEASE SIGN HERE

Signature:
--------------------------------------------------------------------------------
Signature:
--------------------------------------------------------------------------------
Dated:
--------------------------------------------------------------------------------
Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity:
--------------------------------------------------------------------------------
Daytime Area Code and
Telephone Number:
--------------------------------------------------------------------------------

     Signature(s) of registered holder(s) must be EXACTLY as name(s) appear(s) in Box A headed "Election and Description of Shares of Kuhlman Common Stock Enclosed" or on the assignment authorizing transfer.

     If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should be indicated. (See Instruction 10 hereto.)

     If a participant in the DIP, the person(s) signing above hereby direct(s) the Exchange Agent to place a stop against the aforementioned number of shares of Kuhlman Common Stock held through the DIP pending the passing of the Election Deadline. Following the Election Deadline, the Exchange Agent is further directed to effect the exchange.

                              SIGNATURE GUARANTEE
              (REQUIRED ONLY IN CASES SPECIFIED IN INSTRUCTION 6)
     The undersigned hereby guarantees the signature(s) which appear(s) on this Form of Election and Letter of Transmittal.

Dated:
---------------------------------------------

--------------------------------------------------------------------------------
                (NAME OF ELIGIBLE INSTITUTION ISSUING GUARANTEE)
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
                          (FIX MEDALLION STAMP ABOVE)

                                  INSTRUCTIONS

     This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of shares of Kuhlman Common Stock desiring to make a Cash Election or Stock Election. It may also be used as a letter of transmittal for holders of Kuhlman Common Stock who do not complete and submit the Form of Election prior to the Election Deadline or at any time by any holders of Kuhlman Common Stock who wish to make a Non-Election. Until a record holder's Kuhlman Stock Certificates (or a Guarantee of Delivery) are received by the Exchange Agent at one of the addresses set forth above, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing shares of the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Kuhlman Stock Certificates. No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Subject to the effect of applicable laws, following surrender of any Kuhlman Stock Certificate, the record holder will receive (1) at the time of such surrender, a certificate representing the number of whole shares of Borg-Warner Automotive Common Stock and the amount of any cash to which such holder is entitled and the amount of dividends or other distributions with respect to such whole shares with a record date after the Effective Time and a payment date prior to their date of issuance, less the amount of any withholding taxes that may be required thereon, and (2) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares less the amount of any withholding taxes that may be required thereon. If your stock certificate(s) are lost, stolen or destroyed, please refer to Instruction 12 below.

     A HOLDER OF KUHLMAN COMMON STOCK MUST CHECK THE APPROPRIATE ELECTION BOX IN BOX A ABOVE TO MAKE AN EFFECTIVE CASH ELECTION OR STOCK ELECTION. ONLY ONE ELECTION BOX MAY BE CHECKED ON EACH FORM OF ELECTION AND LETTER OF TRANSMITTAL.

     Your election is subject to certain terms, conditions and limitations that have been set out in the Merger Agreement and the Proxy Statement/Prospectus. The Merger Agreement is included as Appendix A to the Proxy Statement/ Prospectus. Copies of the Proxy Statement/Prospectus may be requested from Georgeson & Company Inc., at 88 Pine Street, 30th Floor, New York, NY 10005 or from the Exchange Agent at the addresses shown above. The return of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of your receipt of the Proxy Statement/Prospectus.

     1. Election Deadline. THE ELECTION DEADLINE IS 5:00 P.M. (EASTERN TIME) ON FEBRUARY 26, 1999; PROVIDED, THAT IF KUHLMAN AND BORG-WARNER AUTOMOTIVE DO NOT EXPECT TO COMPLETE THE MERGER WITHIN ONE WEEK AFTER THE SPECIAL MEETING OF STOCKHOLDERS OF KUHLMAN THAT IS CALLED TO APPROVE THE MERGER (THE "KUHLMAN SPECIAL MEETING"), KUHLMAN AND BORG-WARNER AUTOMOTIVE WILL EXTEND THE ELECTION DEADLINE AND PUBLICLY ANNOUNCE THE EXTENSION. For any Cash Election or Stock Election contained herein to be considered, this Form of Election and Letter of Transmittal, properly completed, and the related Kuhlman Stock Certificate(s) (or a Guarantee of Delivery) must be received by the Exchange Agent at one of the addresses shown above on this Form of Election and Letter of Transmittal at or prior to the Election Deadline. ANY KUHLMAN STOCK CERTIFICATES FOR WHICH A GUARANTEE OF DELIVERY IS PROVIDED MUST IN FACT BE DELIVERED WITHIN THREE TRADING DAYS AFTER THE DATE OF SUCH GUARANTEE OF DELIVERY OR YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION. The Exchange Agent will determine whether any Form of Election and Letter of Transmittal or any Kuhlman Stock Certificates in respect of a Guarantee of Delivery are received on a timely basis. Any such determinations made in good faith shall be conclusive and binding.

     2. Revocation or Change of Form of Election and Letter of Transmittal. A Form of Election and Letter of Transmittal may be (i) revoked if the Exchange Agent receives written notice prior to the Election Deadline from the record holder of the shares covered by such Election or (ii) changed if the Exchange Agent receives a completed replacement Form of Election and Letter of Transmittal prior to the Election Deadline from the record holder of the shares covered by such Election. Any person who has effectively revoked a Form of Election may, by signed and written notice to the Exchange Agent, request the return of the Kuhlman Stock Certificates submitted to the Exchange Agent and such Kuhlman Stock Certificates will be returned without charge to such person promptly after receipt of such request.

     3. Election Procedures/Proration. To properly complete Box A, (i) the undersigned must check either the Cash Election, Stock Election or Non-Election boxes (if no box is checked the Non-Election box will be deemed to have been indicated); (ii) the name and address of the registered holder(s) must be set forth under the column "Name and Address of Registered Holder(s)" and (iii) the number of each Kuhlman Stock Certificate surrendered herewith must be written in the column under the heading "Certificate Number." As set forth in the Proxy Statement/Prospectus, only 3,846,154 of the outstanding shares of Kuhlman Common Stock (approximately 22% of the outstanding shares of Kuhlman Common Stock as of January 19, 1999) will be converted into the right to receive Borg-Warner Automotive Common Stock in the Merger and the remaining outstanding shares of Kuhlman Common Stock will be converted into the right to receive cash in the Merger. If the Elections result in an oversubscription of either the Cash Consideration or the Stock Consideration, the procedures for allocating the Merger Consideration set forth in Section 2.2 of the Merger Agreement (attached as Appendix A to the Proxy Statement/Prospectus) and described in the Proxy Statement/Prospectus will be followed by the Exchange Agent. Accordingly, there can be no assurance that a Cash Election or Stock Election made by you will result in your receipt of the desired type and amount of Merger Consideration. See the Proxy Statement/ Prospectus under the caption "The Merger
Agreement -- Conversion of Shares of Kuhlman Common Stock." The allocation of shares of Borg-Warner Automotive Common Stock, cash or a combination thereof to be received by holders of Kuhlman Common Stock will be effectuated within five business days after the Election Deadline. As a result, it is expected that the final determination of the Merger Consideration to which a holder of Kuhlman Common Stock is entitled will take place on or around March 5, 1999. The Merger Consideration is expected to be mailed promptly after the later of (1) such determination or (2) the Effective Time.

     4. Termination of Merger Agreement. All Forms of Election will be void and of no effect if the Merger Agreement is terminated. In such event, shares of Kuhlman Common Stock held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination; however, certificates representing shares of Kuhlman Common Stock held of record directly by the beneficial owners of such shares of Kuhlman Common Stock will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.

     5. No Fractional Interests. No certificate representing a fraction of a share of Borg-Warner Automotive Common Stock will be issued. In lieu thereof, the Exchange Agent will remit on Borg-Warner Automotive's behalf cash without interest in an amount equal to the product of (i) the average of the daily high and low sales prices of shares of Borg-Warner Automotive Common Stock on the New York Stock Exchange during the 20 consecutive trading days immediately preceding the third trading date prior to the closing date of the Merger and (ii) the fractional interest to which a holder of Kuhlman Common Stock would otherwise be entitled (after taking into account all shares of Kuhlman Common Stock then held of record by such holder). No such holder of Kuhlman Common Stock shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.

     6. Guarantee of Signatures. If the Merger Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered Kuhlman Stock Certificate(s), the signatures on this Form of Election and Letter of Transmittal need not be guaranteed. If the "Special Issuance and Payment Instructions" section has been completed and payment is to be made to someone other than the registered holder(s) of Kuhlman Common Stock with respect to the surrendered Kuhlman Stock Certificate(s), signatures on this Form of Election and Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in a Medallion Signature Guarantee Program. Public notaries cannot execute acceptable guarantees of signatures.

     7. Delivery of Form of Election and Letter of Transmittal and Kuhlman Stock Certificates; Guarantee of Delivery. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with the Kuhlman Stock Certificate(s) representing the shares of Kuhlman Common Stock or a Guarantee of Delivery should be delivered to the Exchange Agent at one of the addresses set forth above. A Guarantee of Delivery of such Kuhlman Stock Certificates must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, AND ANY KUHLMAN STOCK CERTIFICATES COVERED BY A GUARANTEE OF DELIVERY MUST IN FACT BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE TRADING DAYS AFTER THE DATE OF EXECUTION OF SUCH GUARANTEE OF DELIVERY. Failure to deliver such Kuhlman Stock Certificates shall invalidate any Cash Election or Stock Election, and a Non-Election shall be deemed to have been made. The method of delivery of the Kuhlman Stock Certificates and all other required documents is at the election and risk of the record holder of such shares of Kuhlman Common Stock. If such certificates are sent by mail, it is recommended that they be sent by registered mail, appropriately insured, with return receipt requested.

     8. Shares Held by Nominees, Trustees or Other Representatives. Holders of record of shares of Kuhlman Common Stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Forms of Election and Letter of Transmittal covering the aggregate number of shares of Kuhlman Common Stock held by such Representative for the beneficial owners for whom the Representative is making an Election, provided that such Representative certifies that each Form of Election and Letter of Transmittal covers all of the shares of Kuhlman Common Stock held by such Representative for any single beneficial owner. Any Representative that makes an Election may be required to provide the Exchange Agent with such documents or other certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of Kuhlman Common Stock for a particular beneficial owner. If any shares of Kuhlman Common Stock are not covered by an effective Form of Election and Letter of Transmittal, they will be deemed to be covered by a Non-Election.

     9. Inadequate Space. If the space provided herein is inadequate, the share certificate numbers and the numbers of shares of Kuhlman Common Stock represented thereby should be listed on additional sheets and attached hereto.

     10. Signatures on Form of Election and Letter of Transmittal, Share Powers and Endorsements.

     (a) All signatures must correspond exactly with the name written on the face of the Kuhlman Stock Certificate(s) without alteration, variation or any change whatsoever.

     (b) If the Kuhlman Stock Certificates surrendered are held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

     (c) If any surrendered shares of Kuhlman Common Stock are registered in different names on several Kuhlman Stock Certificate(s), it will be necessary to complete, sign and submit as many separate Forms of Election and Letter of Transmittal as there are different registrations of Kuhlman Stock Certificates.

     (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Kuhlman Stock Certificate(s) listed (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate share powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

     (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Kuhlman Stock Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

     11. Special Issuance and Delivery Instructions. Indicate the name and address of the person(s) to whom the Merger Consideration is to be issued and mailed, if different from the name and address of the person(s) signing this Form of Election and Letter of Transmittal. If Special Issuance and Delivery Instructions are completed, the Exchange Agent will be required to deliver the Merger Consideration only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration.

     12. Lost, Stolen or Destroyed Certificates. You cannot submit an effective Form of Election and Letter of Transmittal without attaching your Kuhlman Stock Certificates to this Form of Election and Letter of Transmittal or providing a Guarantee of Delivery. If your Kuhlman Stock Certificate(s) have been lost, stolen or destroyed, you are urged to call the Exchange Agent at
(212) 701-7624. In such event, the Exchange Agent will forward additional documentation that the stockholder must complete in order to surrender such lost, stolen or destroyed certificate(s) effectively. You may be required to post an indemnity bond if so required by Borg-Warner Automotive.

     13. Dividend Investment Plan Participants. Participants in the DIP do not need to send their Kuhlman Stock Certificates held through the DIP (or a Guarantee of Delivery) with this Form of Election and Letter of Transmittal. By sending in this Form of Election and Letter of Transmittal and indicating you are a participant in the DIP, you authorize the Exchange Agent (i) to place a stop against the aforementioned number of shares of Kuhlman Common Stock held in the DIP pending the passing of the Election Deadline and (ii) to effect the exchange following the Election Deadline. An Election made in Box A above will also apply to shares held through the DIP. See Instruction 3.

     14. Miscellaneous. Borg-Warner Automotive has the discretion, which it may delegate in whole or in part to the Exchange Agent, to determine whether a Form of Election and Letter of Transmittal has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Form of Election and Letter of Transmittal. The good faith decision of Borg-Warner Automotive (or the Exchange Agent) in such matters shall be conclusive and binding. Neither Borg-Warner Automotive nor the Exchange Agent is under any duty to give notification of defects in any Form of Election and Letter of Transmittal.

     15. Information and Additional Copies. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained by telephoning Georgeson & Company, Inc. toll-free at 800-223-2064.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments made to a holder of Kuhlman Common Stock pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed on the holder by the IRS and payments made for shares of Kuhlman Common Stock may be subject to backup withholding of 31%. Backup withholding is also required if the IRS notifies the recipient that the recipient is subject to backup withholding as a result of a failure to report all interest and dividends.

     In order to avoid backup withholding resulting from a failure to provide a correct certification, a holder of Kuhlman Common Stock must, unless an exemption applies, provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 as set forth on this Form of Election and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Kuhlman Common Stock. If the Kuhlman Common Stock is held in more than one name or is not registered in the name of the actual holder or if the Merger Consideration is to be delivered to another person as provided in the box entitled "Special Issuance and Payment Instructions," consult the enclosed guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. The box in Part 3 of the Substitute Form W-9 should be checked if the surrendering holder of Kuhlman Common Stock has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, Borg-Warner Automotive will withhold 31% of all such payments and dividends. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

     Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

     For a summary of the federal income tax consequences of the receipt of the Merger Consideration, see "The Merger -- Material Federal Income Tax" in the Proxy Statement/Prospectus.

---------------------------------------------------------------------------------------------------------------------------------
                                           PAYER'S NAME: HARRIS TRUST AND SAVINGS BANK
---------------------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                              PART 1 -- PLEASE PROVIDE YOUR TAXPAYER
 FORM W-9                                IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND      ---------------------------------
 Please Fill in Your                     CERTIFY BY SIGNING AND DATING BELOW.               Social Security Number(s) or
 Name and Address Below                                                                     Employer Identification
                                                                                            Number(s)
                                        ---------------------------------------------------------------------------------------
                                         PART 2 -- Exempt Payees [ ]
                                        ---------------------------------------------------------------------------------------
 --------------------------------------  PART 3 -- Awaiting TIN [ ]
 Name (if joint ownership, list first
 and circle the name of the person or
 entity whose number is entered in Part
 I)

                                        ---------------------------------------------------------------------------------------
                                        CERTIFICATION -- UNDER PENALTY OF PERJURY, I CERTIFY THAT:
                                         (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                                         (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS")
 Address (number and street)                 that I am subject to backup withholding as a result of a failure to report all
 --------------------------------------      interest or dividends, or (c) the IRS has notified me that I am no longer subject to
 City, State and Zip Code                    backup withholding.
 DEPARTMENT OF THE TREASURY
 INTERNAL REVENUE SERVICE                CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been
 PAYER'S REQUEST FOR TAXPAYER            notified by the IRS that you are subject to backup withholding because of under-reported
 IDENTIFICATION NUMBER (TIN)             interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
                                         IRS stating that you are no longer subject to backup withholding, do not cross out item
                                         (2). If you are exempt from backup withholding, check the box in Part 2 above.
 --------------------------------------------------------------------------------------------------------------------------------

  Signature --------------------------------------------------------------------------      Date---------------------------
 --------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION AND LETTER OF
      TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.


--------------------------------------------------------  --------------------------------------------------------
                       Signature                                                    Date

                             GUARANTEE OF DELIVERY
               (TO BE USED IF KUHLMAN STOCK CERTIFICATES ARE NOT
                             SURRENDERED HEREWITH)
                    (Not to be used for signature guarantee)
                              (See Instruction 7)

THE UNDERSIGNED (CHECK APPROPRIATE BOX BELOW) GUARANTEES TO DELIVER TO THE EXCHANGE AGENT AT THE APPROPRIATE ADDRESS SET FORTH ABOVE THE CERTIFICATES FOR SHARES OF KUHLMAN COMMON STOCK SUBMITTED WITH THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL NO LATER THAN 5:00 P.M., (EASTERN TIME), ON THE THIRD TRADING DAY AFTER THE DATE OF EXECUTION OF THIS GUARANTEE OF DELIVERY.

[ ]  A member of a registered
     national securities
     exchange                     ----------------------------------------------------------------------------
                                                          Firm (Please Print or Type)
[ ]  A member of the National
     Association of Securities
     Dealers, Inc.                ----------------------------------------------------------------------------
                                                              Authorized Signature
[ ]  A commercial bank or
     trust company in the
     United States
                                  ----------------------------------------------------------------------------

                                  ----------------------------------------------------------------------------
                                                                    Address
     Dated:
  ---------------------
                                  ----------------------------------------------------------------------------
                                                         Area Code and Telephone Number

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE (YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

       ------------------------------------------------------------------

                                         GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                NUMBER OF --
---------------------------------------------------------------------
 1.  Individual                          The individual
 2.  Two or more individuals (joint      The actual owner of the ac-
     account)                            count or, if combined funds,
                                         the first individual on the
                                         account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-trustee(1)
     trust account (grantor is also
        trustee)
     b. So-called trust account that     The actual owner(1)
     is not a legal or valid trust
        under state law
 5.  Sole proprietorship                 The owner(3)
---------------------------------------------------------------------
                                         GIVE THE EMPLOYER
  FOR THIS TYPE OF ACCOUNT:              IDENTIFICATION NUMBER OF --
---------------------------------------------------------------------
 6.  Sole proprietorship                 The owner(3)
 7.  A valid trust, estate, or           The legal entity(4)
     pension trust
 8.  Corporate                           The corporation
 9.  Association, club, religious,       The organization
     charitable, educational, or
     other tax-exempt organization
10.  Partnership                         The partnership
11.  A broker or registered nominee      The broker or nominee
12.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments

       ------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

OBTAINING NUMBER

If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.
- An international organization or any agency or instrumentality thereof.
- A foreign government and any political subdivision, agency or instrumentality thereof.
Payees that may be exempt from backup withholding include:
- A corporation.
- A financial institution.
- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
- A real estate investment trust.
- A common trust fund operated by a bank under Section 584(a).
- An entity registered at all times during the tax year under the Investment Company Act of 1940.
- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
- A futures commission merchant registered with the Commodity Futures Trading Commission.
- A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:
- Payments to nonresident aliens subject to withholding under Section 1441.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
- Payments of patronage dividends not paid in money.
- Payments made by certain foreign organizations.
- Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
- Payments described in Section 6049(b)(5) to nonresident aliens.
- Payments on tax-free covenant bonds under Section 1451.
- Payments made by certain foreign organizations.
Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.
EXEMPT PAYEES SHOULD COMPLETE A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
PENALTIES
(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.